UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 12, 2003


                          Commission File Number 0-5680


                                BURKE MILLS, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                    IRS EMPLOYER IDENTIFICATION (56-0506342)
                                 NORTH CAROLINA
            ---------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


                            191 Sterling Street, N.W.
                          Valdese, North Carolina 28690
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (828) 874-6341
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)


                                   No Changes
            ---------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report)



Item 5.  Other Events
---------------------

The information set forth in the Registrant's news release dated November 12, 2003 is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------------------------------------------
(c)      Exhibits

(99)  The News Release

                                  SIGNATURES
                                  -----------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               BURKE MILLS, INC.

                                           By: /s/Thomas I. Nail
 Date: November 12, 2003                   -----------------------
                                            Thomas I. Nail
                                            President and COO
                                           (Principal Financial Officer)






                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         ------------

(99)     The News Release

(99)
FOR IMMEDIATE RELEASE - November 12, 2003

                                  PRESS RELEASE
Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the thirteen weeks and thirty-nine weeks ended September 27, 2003.

Net sales for the thirteen weeks ending September 27, 2003 decreased by 6.6% to $6,537,000 compared to $6,997,000 for the third quarter of 2002.

The Company recorded a net loss of ($182,000) for the thirteen week period compared to a net loss of ($138,000) for the same period in 2002. This resulted in net loss per share of ($.07) compared to a net loss of ($.05) in 2002.

Net sales for the nine months ended September 27, 2003 are $18,986,000 compared to $24,165,000 in 2002. The Company recorded a net loss for the period of ($600,800) compared to a net loss of ($66,000) in 2002. This resulted in loss per share of ($.22) versus loss of ($.02) in 2002.

The Company's net sales have decreased for the three quarters in 2003 versus 2002. Although the Company has not lost any major customers, the Company's customers have experienced a decrease in their sales due to a weak textile economy and competition with imports. The Company does not believe that economic conditions will improve in the fourth quarter.


                     CONDENSED STATEMENTS OF OPERATIONS AND
                          RETAINED EARNINGS(Unaudited)

                              Thirteen Weeks Ended      Thirty-Nine Weeks Ended
                              ----------------------    -----------------------
                              Sept. 27     Sept. 28      Sept. 27    Sept. 28
                                2003         2002          2003         2002
                              --------     --------     --------     --------
Net Sales                   $6,536,838   $6,997,121   $18,986,354  $24,164,701
---------                   -----------  -----------  -----------  -----------
Costs and Expenses
  Cost of Sales              6,195,712    6,709,894    18,114,149   22,239,375
  Selling, General and
    Administrative Expenses    482,721      588,282     1,669,900    1,905,453
  Factor's Charges              33,664       28,818        88,855       98,043
                               --------    --------    ----------   ----------
Total Costs and Expenses     6,712,099    7,326,994    19,872,904   24,242,871
                             ----------  ----------    ----------   ----------
Operating Earnings/(Loss)     (175,261)    (329,873)     (886,550)     (78,170)
                              ---------    --------     ---------     --------
Other Income
  Interest Income                5,558       13,148        22,426       36,698
  Gain (loss) on disposal of
      property                     -0-       (4,502)       (7,906)      (4,393)
  Other, net                       355       22,710           439       35,849
                                -------     -------       -------       -------
    Total                        5,913       31,356        14,959       68,154
                                -------     -------       -------       -------

Other Expenses
  Interest Expense              17,994       43,844        79,670      139,547
  Other, net                   (16,800)         -0-       (50,400)         -0-
                               -------      -------       -------      -------
    Total Other Expenses         1,194       43,844        29,270      139,547
                               -------      -------       -------      -------
Income/(loss) before Provision
  for Income Taxes & Equity in
  Earnings of Affiliate       (170,542)    (342,361)     (900,861)    (149,563)

Provision/(credit) for Income
  Taxes                         (1,824)    (213,005)     (343,883)     (91,406)
                                -------     -------       -------      -------
Net Income/(Loss) before Equity
  in Net Earnings of Affiliate (168,718)   (129,356)     (556,978)     (58,157)

Equity in Net Earnings (Losses)
   of Affiliate                 (13,446)     (8,317)      (43,823)      (8,317)
                                -------      -------      -------       -------
Net Income (Loss)              (182,164)   (137,673)     (600,801)     (66,474)

Retained Earnings at Beginning
   of Period                  7,748,335   8,556,950     8,166,972    8,485,753
                              ---------   ---------     ---------    ----------
Retained Earnings at End
   of Period                 $7,566,172  $8,419,278    $7,566,172   $8,419,278
                             ==========  ==========    ==========   ==========
Earnings (Loss) Per Share    $  (0.07)   $    (.05)    $   (0.22)   $    (.02)
                             ==========  ==========    ==========   ===========
Dividends Per Share of
   Common Stock                 None         None          None         None
                             ==========   ==========    ==========   ==========
Weighted Average Common
  Shares Outstanding          2,741,168    2,741,168    2,741,168    2,741,168
                             ==========   ==========   ==========   ==========


                            CONDENSED BALANCE SHEETS

                                             September 27,     December 28,
                                                 2003             2002
                                             (Unaudited)       (Note A)
                                              -----------     -----------
        ASSETS
Current Assets
  Cash and cash equivalents                  $2,186,068       $4,191,173
  Accounts receivable                         2,713,455        2,269,089
  Inventories                                 2,266,598        2,095,863
  Prepaid expenses and other
     current assets                             139,534          114,000
                                            -----------      -----------
                  Total Current Assets        7,305,655        8,670,125
                                            -----------      -----------

Equity Investment in Affiliate                  568,452          612,275
                                            -----------      -----------
Property, Plant and Equipment - at cost      31,030,007       31,161,672
  Less:  Accumulated depreciation            22,227,420       20,939,167
                                            -----------      -----------
Property, Plant and Equipment - Net           8,802,587       10,222,505
                                             ----------      -----------

Other Assets
  Deferred income taxes                         703,200          703,200
  Deferred charges and other                     16,575           16,575
  Estimated Tax Recovery                        358,375              -0-
                                             ----------      -----------
Total Other Assets                            1,078,150          719,775
                                            -----------      -----------
Total Assets                                $17,754,844      $20,224,680
                                            ===========      ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Current maturities of long-term debt       $1,200,000      $ 1,178,571
  Accounts payable                            1,470,840        1,097,131
  Accrued salaries, wages and vacation pay      161,280          100,848
  Other liabilities and accrued expenses        225,632          105,595
  Income taxes payable                              -0-              -0-
                                             -----------     -----------
                  Total Current Liabilities   3,057,752        2,482,145

Long-term Debt                                  475,000        2,919,643
Deferred Income Taxes                         1,735,400        1,735,400
                                            -----------      -----------
                  Total Liabilities           5,268,152        7,137,188
                                            -----------      -----------
Shareholders' Equity
  Common stock, no par value(stated value, $.66)
    Authorized - 5,000,000 shares
    Issued and outstanding-2,741,168 shares   1,809,171        1,809,171
    Paid-in capital                           3,111,349        3,111,349
    Retained earnings                         7,566,172        8,166,972
                                            -----------      -----------

                 Total Shareholders' Equity  12,486,692       13,087,492
                                            -----------      -----------
Total Liabilities & Shareholders' Equity    $17,754,844      $20,224,680
                                            ===========      ===========

Note A: The December 28, 2002, Condensed Balance Sheet has been derived from the audited financial statements at that date but does not include all of the information and footnotes required for generally accepted accounting principles for complete financial statements.



Burke Mills, Inc., is a processor of dyed,  twisted,  and textured yarns for the
automotive,   home  and  contract  upholstery   markets.   The  Company  employs
approximately 165 people.